Exhibit 99.1

NEWS	RE:	FARO Technologies, Inc.
BULLETIN		125 Technology Park
Lake Mary, FL 32746 (NASDAQ: FARO)

FOR FURTHER INFORMATION:

Greg Fraser, Executive VP
(407) 333-9911

FARO REPORTS POSITIVE NASDAQ HEARING DECISION

          LAKE MARY, FL — May 9, 2006 — FARO Technologies, Inc. (NASDAQ:FARO) announced today that it has received from the Nasdaq Listing Qualifications Panel a determination granting the Company’s request for continued listing on the Nasdaq National Market (“Market”).  Nasdaq’s determination is subject to the condition that FARO files on or before June 30, 2006, its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ended March 31, 2006.  More generally, FARO must be able to demonstrate compliance with all requirements for continued listing on the Market and must provide to Nasdaq prompt notification of any significant events that occur until June 30, 2006.

          As a result of the Company’s ongoing internal investigation to determine the extent of any improper payments and possible deficiencies in its books and records and internal controls with respect to operations in China and the Asia/Pacific region, in possible violation of the anti-bribery, books and records and internal controls provisions of the Foreign Corrupt Practices Act, the Company expects to file a Form 12b-25 on May 11, 2006 indicating that it will not file its Form 10-Q for the first quarter of 2006 on that day. The Company expects that it will satisfy the June 30, 2006 deadline as provided by Nasdaq for filing its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the first quarter of 2006.

Forward-Looking Statements

This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties, such as statements about our plans, objectives, projections, expectations, assumptions, strategies, or future events. Statements that are not historical facts or that describe the Company’s plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “seeks,” “estimates,” “will,” “should,” “could,” “projects,” “forecast,” “target,” “goal,” and similar expressions or discussions of our strategy or other intentions identify forward-looking statements. Other written or oral statements, which constitute forward-looking statements, also may be made by the Company from time to time. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.

FARO - 2

Factors that could cause actual results to differ materially from what is expressed or forecasted in forward-looking statements include, but are not limited to:

* The inability for the Company to file the Company’s Annual Report on Form 10-K, and its first quarter report on Form 10-Q by the June 30, 2006 deadline given by the Nasdaq Listing Qualifications Panel; and

* The other risks detailed in the Company’s Annual Report on Form 10-K and other filings from time to time with the Securities and Exchange Commission.

Forward-looking statements in this release represent the Company’s judgment as of the date of this release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

About FARO

With more than 9,100 installations and 4,100 customers globally, FARO Technologies, Inc. and its international subsidiaries design, develop, and market software and portable, computerized measurement devices. The Company’s products allow manufacturers to perform 3-D inspections of parts and assemblies on the shop floor. This helps eliminate manufacturing errors, and thereby increases productivity and profitability for a variety of industries in FARO’s worldwide customer base. Principal products include the FARO TrackArm; FARO Laser ScanArm; FARO Laser Scanner LS; FARO Gage and Gage- PLUS; Platinum, Digital Template, Titanium, Advantage FaroArms; the FARO Laser Tracker X and Xi; and the CAM2 family of advanced CAD-based measurement and reporting software. FARO Technologies is ISO 9001 certified and ISO-1702.